SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A1

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 31, 1997


                                 ConSyGen, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


  Texas                              0-17598                  76-0260145
--------------------------------------------------------------------------------
  (State or Other                  (Commission              (I.R.S. Employer
     Jurisdiction                  File Number)             Identification No.)
of Incorporation)


  10201 S. 51st Street, Suite 140, Phoenix, AZ                    85044
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     (Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code          (602) 496-4545
                                                  ------------------------------
--------------------------------------------------------------------------------
 (Former Name or Former Address, If Changed Since Last Report)







ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective January 31, 1997, the Registrant dismissed its independent public accountant, Grant-Schwartz Associates, CPA. For each of the last two fiscal years, Grant-Schwartz's auditor's report stated that the Registrant's financial statements had been prepared assuming that the Registrant would continue as a going concern. Such reports also noted that the Registrant was dependent upon a merger and exercise of warrants or obtaining other sources of financing. These reports were issued prior to the Registrant's acquisition of ConSyGen, Inc., an Arizona corporation, which was reported by the Registrant on a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 1996. The decision to change accountants was approved by the Company's Board of Directors.

         To the knowledge of the Registrant, there has not been during the two most recent fiscal years and the interim period through January 31, 1997 any disagreement with Grant-Schwartz Associates, CPA's on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         On January 31, 1997, the Registrant engaged Wolinetz, Gottlieb & Lafazan, P.C. to act as the Registrant's independent public accountant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b)  Exhibits.

                  Exhibit No.     Description of Exhibit

                           16 Letter from Grant-Schwartz Associates, CPA's to the Securities and Exchange Commission






                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ConSyGen, Inc..
                                 -----------------------------------------------
                                 (Registrant)


Date:  February 7, 1997          /s/Ron Bishop
                                 -----------------------------------------------
                                 Ron Bishop
                                 (President)







                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION OF EXHIBIT

           16       Letter from Grant-Schwartz Associates,
                    CPA's to the Securities and Exchange
                    Commission